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                                   EXHIBIT 14
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                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Samarnan Investment Corporation:

We consent to the use of our report included herein.



                           /s/ CHESHIER & FULLER, L.L.P.

                               CHESHIER & FULLER, L.L.P.


Dallas, Texas
March 10, 2000